UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3430

                        Oppenheimer U.S. Government Trust
                        ---------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

          Date of reporting period: September 1, 2003 - August 31, 2004
                                    -----------------------------------


ITEM 1.  REPORTS TO STOCKHOLDERS.



TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP FIVE HOLDINGS BY ISSUER
--------------------------------------------------------------------------------
Federal National Mortgage Assn.                                            47.3%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                           23.8
--------------------------------------------------------------------------------
U.S. Treasury                                                              12.9
--------------------------------------------------------------------------------
Repurchase Agreement                                                        1.6
--------------------------------------------------------------------------------
Federal Home Loan Bank                                                      1.2

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on total investments.

For more current Fund holdings, please visit www.oppenheimerfunds.com.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ALLOCATION

                   o Treasury                      12.9%
                   o Agency                        68.1
[PIE CHART]        o AAA                           16.2
                   o AA                             0.8
                   o A                              0.3
                   o BBB                            0.1
                   o Not Rated                      1.6

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004 and are dollar-weighted based on total investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 0.00% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category. The Fund may invest in securities of any maturity, including those issued by private issuers and federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.
--------------------------------------------------------------------------------


                      9 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the fiscal year that ended August 31, 2004, several factors contributed to Oppenheimer U.S. Government Trust's favorable performance and strong ranking within its peer group. First, the fact that we held an overweighted exposure (versus our benchmark, the Lehman Brothers U.S. Government Bond Index) in both mortgage-related and U.S. agency securities throughout the period, added to performance. Despite some intra-period volatility, both mortgage-related and U.S. agency securities generally outperformed comparable Treasury securities for the year, thereby adding to Fund returns. In particular, agency securities enjoyed increased demand amidst an overall reduction of supply this period, creating a favorable setting for outperformance.

     Second, the fact that we emphasized higher-coupon mortgage securities, which typically perform well in a rising interest-rate environment, also benefited returns, since these issues outperformed their lower-coupon counterparts. Additionally, our decision to concentrate our overweight in agency debentures in the shorter end of the yield curve added to returns since this segment of the agency market outperformed this period due to heightened demand from a number of sources, including foreign central banks.

     Finally, our active management of the portfolio's interest-rate sensitivity, or duration, helped add to our returns this year. We began the fiscal year neutral versus our benchmark, a decision that fared well for us since rates did not begin backing up until after the first quarter of 2004. Likewise, by March of this year, based on our belief that fears about a stalled economy were overblown by the market, we shortened our duration slightly at that point, a decision that substantially added to performance when rates backed up significantly shortly thereafter.

     Given the wide swings in interest rates over the Fund's fiscal year, we might have added a few basis points of performance by more aggressively managing the Fund's interest-rate sensitivity. However, our disciplined investment process does not include reacting to short-term interest-rate volatility or other short-term macro conditions unless we believe it represents a significant market overreaction to current events. Furthermore, we believe to do so would have introduced unnecessary risk to the Fund's portfolio. We believe that the Fund's performance results as well as its favorable peer ranking this period exhibit the tried-and-true strength of our investment process and approach, which includes seeking to minimize risk to principal whenever possible.


                     10 | OPPENHEIMER U.S. GOVERNMENT TRUST

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2004. In the case of Class A and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class B shares, performance is measured from the inception of the Class on July 21, 1995. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the Class on May 18, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

     The Fund's performance is compared to that of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government guaranteed corporate debt, and is widely regarded as a general measurement of the performance of the U.S. Government bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                     11 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer U.S. Government Trust (Class A)
Lehman Brothers U.S. Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer U.S.      Lehman Brothers U.S.
                          Government Trust      Government Bond Index
                             (Class A)

06/30/1994                      9,525                 10,000
09/30/1994                      9,627                 10,042
12/31/1994                      9,699                 10,077
03/31/1995                     10,223                 10,552
06/30/1995                     10,594                 11,206
09/30/1995                     10,784                 11,405
12/31/1995                     11,147                 11,926
03/31/1996                     11,048                 11,656
06/30/1996                     11,114                 11,712
08/31/1996 1                   11,160                 11,714
11/30/1996                     11,719                 12,382
02/28/1997                     11,744                 12,286
05/31/1997                     11,975                 12,438
08/31/1997                     12,326                 12,807
11/30/1997                     12,739                 13,292
02/28/1998                     13,010                 13,595
05/31/1998                     13,175                 13,836
08/31/1998                     13,467                 14,379
11/30/1998                     13,593                 14,721
02/28/1999                     13,512                 14,487
05/31/1999                     13,498                 14,449
08/31/1999                     13,414                 14,399
11/30/1999                     13,595                 14,519
02/29/2000                     13,666                 14,651
05/31/2000                     13,872                 14,876
08/31/2000                     14,357                 15,514
11/30/2000                     14,760                 16,016
02/28/2001                     15,201                 16,687
05/31/2001                     15,193                 16,629
08/31/2001                     15,756                 17,320
11/30/2001                     16,142                 17,670
02/28/2002                     16,327                 17,793
05/31/2002                     16,469                 17,927
08/31/2002                     17,292                 18,945
11/30/2002                     17,379                 19,068
02/28/2003                     17,880                 19,795
05/31/2003                     18,118                 20,345
08/31/2003                     17,611                 19,510
11/30/2003                     17,865                 19,815
02/29/2004                     18,351                 20,397
05/31/2004                     17,961                 19,884
08/31/2004                     18,574                 20,543

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 08/31/04

1 Year   5 Year   10 Year
------   ------   -------
 0.46%    5.69%    6.17%

1. The Fund changed its fiscal year end from June 30 to August 31.


                     12 | OPPENHEIMER U.S. GOVERNMENT TRUST

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer U.S. Government Trust (Class B)
Lehman Brothers U.S. Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer U.S.      Lehman Brothers U.S.
                          Government Trust      Government Bond Index
                             (Class B)

07/21/1995                    10,000                 10,000
09/30/1995                    10,230                 10,215
12/31/1995                    10,563                 10,681
03/31/1996                    10,438                 10,440
06/30/1996                    10,480                 10,490
08/31/1996 1                  10,509                 10,492
11/30/1996                    11,015                 11,091
02/28/1997                    11,018                 11,005
05/31/1997                    11,214                 11,141
08/31/1997                    11,521                 11,471
11/30/1997                    11,886                 11,906
02/28/1998                    12,116                 12,177
05/31/1998                    12,246                 12,392
08/31/1998                    12,494                 12,879
11/30/1998                    12,587                 13,186
02/28/1999                    12,489                 12,976
05/31/1999                    12,451                 12,942
08/31/1999                    12,350                 12,897
11/30/1999                    12,493                 13,004
02/29/2000                    12,535                 13,122
05/31/2000                    12,700                 13,324
08/31/2000                    13,119                 13,896
11/30/2000                    13,448                 14,345
02/28/2001                    13,839                 14,946
05/31/2001                    13,805                 14,895
08/31/2001                    14,308                 15,513
11/30/2001                    14,658                 15,827
02/28/2002                    14,826                 15,937
05/31/2002                    14,955                 16,057
08/31/2002                    15,702                 16,969
11/30/2002                    15,781                 17,079
02/28/2003                    16,236                 17,730
05/31/2003                    16,452                 18,223
08/31/2003                    15,992                 17,475
11/30/2003                    16,222                 17,747
02/29/2004                    16,663                 18,269
05/31/2004                    16,309                 17,809
08/31/2004                    16,866                 18,400

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 08/31/04

1 Year   5 Year   Since Inception
------   ------   ---------------
-0.33%    5.60%        5.90%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES
CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from June 30 to August 31.


                     13 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer U.S. Government Trust (Class C)
Lehman Brothers U.S. Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer U.S.      Lehman Brothers U.S.
                          Government Trust      Government Bond Index
                             (Class C)

06/30/1994                     10,000                 10,000
09/30/1994                     10,086                 10,042
12/31/1994                     10,141                 10,077
03/31/1995                     10,666                 10,552
06/30/1995                     11,031                 11,206
09/30/1995                     11,196                 11,405
12/31/1995                     11,563                 11,926
03/31/1996                     11,425                 11,656
06/30/1996                     11,484                 11,712
08/31/1996 1                   11,517                 11,714
11/30/1996                     12,073                 12,382
02/28/1997                     12,076                 12,286
05/31/1997                     12,292                 12,438
08/31/1997                     12,629                 12,807
11/30/1997                     13,029                 13,292
02/28/1998                     13,281                 13,595
05/31/1998                     13,424                 13,836
08/31/1998                     13,682                 14,379
11/30/1998                     13,797                 14,721
02/28/1999                     13,675                 14,487
05/31/1999                     13,648                 14,449
08/31/1999                     13,537                 14,399
11/30/1999                     13,678                 14,519
02/29/2000                     13,738                 14,651
05/31/2000                     13,919                 14,876
08/31/2000                     14,378                 15,514
11/30/2000                     14,739                 16,016
02/28/2001                     15,151                 16,687
05/31/2001                     15,131                 16,629
08/31/2001                     15,645                 17,320
11/30/2001                     15,998                 17,670
02/28/2002                     16,153                 17,793
05/31/2002                     16,279                 17,927
08/31/2002                     17,061                 18,945
11/30/2002                     17,100                 19,068
02/28/2003                     17,564                 19,795
05/31/2003                     17,784                 20,345
08/31/2003                     17,252                 19,510
11/30/2003                     17,451                 19,815
02/29/2004                     17,893                 20,397
05/31/2004                     17,479                 19,884
08/31/2004                     18,061                 20,543

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 08/31/04

1 Year   5 Year   10 Year
------   ------   -------
 3.69%    5.94%    5.89%

1. The Fund changed its fiscal year end from June 30 to August 31.


                     14 | OPPENHEIMER U.S. GOVERNMENT TRUST

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer U.S. Government Trust (Class N)
Lehman Brothers U.S. Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer U.S.      Lehman Brothers U.S.
                       Government Trust      Government Bond Index
                          (Class N)

03/01/2001                 10,000                 10,000
05/31/2001                  9,980                  9,965
08/31/2001                 10,350                 10,379
11/30/2001                 10,590                 10,589
02/28/2002                 10,726                 10,662
05/31/2002                 10,812                 10,743
08/31/2002                 11,346                 11,353
11/30/2002                 11,391                 11,427
02/28/2003                 11,713                 11,863
05/31/2003                 11,854                 12,192
08/31/2003                 11,511                 11,692
11/30/2003                 11,665                 11,874
02/29/2004                 11,959                 12,223
05/31/2004                 11,709                 11,916
08/31/2004                 12,101                 12,310

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 08/31/04

1 Year   Since Inception
------   ---------------
 4.13%         5.60%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 17 FOR FURTHER INFORMATION.


                     15 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer U.S. Government Trust (Class Y)
Lehman Brothers U.S. Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer U.S.      Lehman Brothers U.S.
                      Government Trust      Government Bond Index
                         (Class Y)

05/18/1998                 10,000                 10,000
05/31/1998                 10,041                 10,000
08/31/1998                 10,282                 10,393
11/30/1998                 10,316                 10,640
02/28/1999                 10,238                 10,471
05/31/1999                 10,235                 10,443
08/31/1999                 10,198                 10,407
11/30/1999                 10,342                 10,494
02/29/2000                 10,400                 10,589
05/31/2000                 10,570                 10,752
08/31/2000                 10,951                 11,213
11/30/2000                 11,255                 11,576
02/28/2001                 11,612                 12,061
05/31/2001                 11,613                 12,019
08/31/2001                 12,056                 12,518
11/30/2001                 12,356                 12,772
02/28/2002                 12,490                 12,860
05/31/2002                 12,623                 12,957
08/31/2002                 13,268                 13,693
11/30/2002                 13,363                 13,782
02/28/2003                 13,746                 14,307
05/31/2003                 13,958                 14,705
08/31/2003                 13,582                 14,102
11/30/2003                 13,793                 14,321
02/29/2004                 14,172                 14,742
05/31/2004                 13,881                 14,371
08/31/2004                 14,381                 14,848

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES WITH SALES CHARGE OF THE FUND AT 08/31/04

1 Year   5 Year   Since Inception
------   ------   ---------------
 5.88%    7.12%         5.95%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 17 FOR FURTHER INFORMATION.


                     16 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objective, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 8/16/85. Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 7/21/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year), and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, Class B performance does not include contingent deferred sales charge and uses Class A performance for the period after conversion.

CLASS C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                     17 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                     18 | OPPENHEIMER U.S. GOVERNMENT TRUST
the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                         BEGINNING   ENDING      EXPENSES
                                         ACCOUNT     ACCOUNT     PAID DURING
                                         VALUE       VALUE       6 MONTHS ENDED
                                         (3/1/04)    (8/31/04)   AUGUST 31, 2004
--------------------------------------------------------------------------------
Class A Actual                           $1,000.00   $1,012.20        $4.56
--------------------------------------------------------------------------------
Class A Hypothetical                      1,000.00    1,020.61         4.58
--------------------------------------------------------------------------------
Class B Actual                            1,000.00    1,009.40         8.37
--------------------------------------------------------------------------------
Class B Hypothetical                      1,000.00    1,016.84         8.40
--------------------------------------------------------------------------------
Class C Actual                            1,000.00    1,009.40         8.37
--------------------------------------------------------------------------------
Class C Hypothetical                      1,000.00    1,016.84         8.40
--------------------------------------------------------------------------------
Class N Actual                            1,000.00    1,011.90         5.83
--------------------------------------------------------------------------------
Class N Hypothetical                      1,000.00    1,019.36         5.85
--------------------------------------------------------------------------------
Class Y Actual                            1,000.00    1,014.70         2.99
--------------------------------------------------------------------------------
Class Y Hypothetical                      1,000.00    1,022.17         3.00

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those expense ratios for the 6-month period ended August 31, 2004 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A           0.90%
---------------------------
Class B           1.65
---------------------------
Class C           1.65
---------------------------
Class N           1.15
---------------------------
Class Y           0.59

The expense ratios reflect voluntary reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such reimbursements.
--------------------------------------------------------------------------------


                     19 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  August 31, 2004
--------------------------------------------------------------------------------

                                                                            PRINCIPAL        VALUE
                                                                               AMOUNT   SEE NOTE 1
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--7.0%
--------------------------------------------------------------------------------------------------
Caterpillar Financial Asset Trust, Equipment Loan Pass-Through
Certificates, Series 2003-A, Cl. A2, 1.25%, 10/25/05                       $   58,017   $   58,033
--------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed
Certificates, Series 2003-B, Cl. AF1, 1.64%, 2/25/18                          476,025      475,651
--------------------------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates, Home
Equity Mtg. Obligations:
Series 2002-4, Cl. 1A3, 3.44%, 4/25/23                                      1,684,653    1,690,721
Series 2003-4, Cl. 1A1, 1.735%, 9/25/17 1                                   4,809,095    4,812,010
--------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through
Certificates, Series 2003-B, Cl. A2, 1.28%, 3/15/06                         2,971,261    2,969,500
--------------------------------------------------------------------------------------------------
CitiFinancial Mortgage Securities, Inc., Home Equity Collateralized Mtg.
Obligations, Series 2003-2, Cl. AF1, 1.715%, 5/25/33 1                      1,723,552    1,724,538
--------------------------------------------------------------------------------------------------
Conseco Finance Securitizations Corp., Home Equity Loan Pass-Through
Certificates, Series 2000-4, Cl. M1, 8.73%, 5/1/32 2                        5,000,000      815,625
--------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates,
Series 2004-B, Cl. A2, 2.48%, 2/8/07                                        4,800,000    4,800,000
--------------------------------------------------------------------------------------------------
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts.,
Series 2000-A, Cl. B, 8/15/25 2,3                                           4,550,157        1,422
--------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2002-A, Cl. A4A, 4.36%, 9/15/06                                      5,800,000    5,880,420
Series 2004-A, Cl. A2, 2.13%, 10/15/06                                      9,420,000    9,420,523
--------------------------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.:
Series 2002-2, Cl. A1, 1.91%, 4/15/07                                       1,499,560    1,500,626
Series 2003-3, Cl. A1, 1.50%, 1/15/08                                       8,085,969    8,070,806
--------------------------------------------------------------------------------------------------
Household Automotive Trust, Automobile Loan Certificates,
Series 2003-2, Cl. A2, 1.56%, 12/18/06                                      3,318,453    3,315,212
--------------------------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile Loan Certificates, Series 2003-1,
Cl. A2, 1.60%, 7/20/06                                                        896,718      896,219
--------------------------------------------------------------------------------------------------
MSF Funding LLC, Collateralized Mtg. Obligations, Series 2000-1,
Cl. A, 4.115%, 7/25/07 1,2                                                    183,882      137,912
--------------------------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust, Automobile Receivable Nts.:
Series 2002-A, Cl. A4, 4.28%, 10/16/06                                      1,470,000    1,485,307
Series 2003-B, Cl. A2, 1.20%, 11/15/05                                      3,930,714    3,931,726
Series 2004-A, Cl. A2, 1.40%, 7/17/06                                         150,000      149,533
--------------------------------------------------------------------------------------------------
Toyota Auto Receivables Owner Trust, Automobile Mtg.-Backed Obligations:
Series 2002-B, Cl. A3, 3.76%, 6/15/06                                       1,612,778    1,620,926
Series 2003-A, Cl. A2, 1.28%, 8/15/05                                          33,384       33,399
--------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.:
Series 2002-1, Cl. A3, 2.41%, 10/16/06                                      2,295,107    2,300,127
Series 2003-1, Cl. A2, 1.22%, 4/17/06                                       2,784,253    2,784,073
Series 2004-1, Cl. A2, 1.43%, 9/15/06                                         150,000      149,585
Series 2004-2, Cl. A2, 2.38%, 2/15/07                                       4,780,000    4,789,342
--------------------------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced Trust, Automobile Loan Receivable
Certificates, Series 2003-1, Cl. A2, 1.11%, 12/20/05                        8,147,065    8,141,985


                     20 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                           PRINCIPAL         VALUE
                                                                              AMOUNT    SEE NOTE 1
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES  Continued
--------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Trust, Home Equity Loan Pass-Through
Certificates, Series 2004-2, Cl. AI1B, 3.35%, 9/26/34 4                  $ 7,710,000   $ 7,710,000
                                                                                       -----------
Total Asset-Backed Securities (Cost $88,483,643)                                        79,665,221

--------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--86.5%
--------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--77.2%
--------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--76.4%
Federal Home Loan Mortgage Corp.:
5%, 9/1/33                                                                 4,463,606     4,442,925
5%, 9/1/34 4                                                              66,207,000    65,669,068
5.50%, 1/1/34                                                              3,503,947     3,566,071
7%, 9/1/33-11/1/33                                                        14,879,258    15,852,500
7%, 9/1/34 4                                                              56,023,000    59,524,438
7.50%, 9/1/12-2/1/32                                                       2,143,923     2,291,601
8%, 4/1/16                                                                 3,627,333     3,898,994
9%, 8/1/22-5/1/25                                                            837,074       939,202
11.50%, 6/1/20                                                                73,229        83,276
12.50%, 7/1/19                                                               228,273       260,511
13%, 8/1/15                                                                  195,544       224,122
14%, 1/1/11                                                                   67,284        77,837
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Pass-Through Participation Certificates, Series 151, Cl. F, 9% 5/15/21       206,594       206,824
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                                         1,907,244     1,926,581
Series 2055, Cl. ZM, 6.50%, 5/15/28                                        3,909,080     4,110,249
Series 2080, Cl. Z, 6.50%, 8/15/28                                         2,554,390     2,659,076
Series 2102, Cl. VA, 6%, 10/15/09                                            378,446       378,335
Series 2387, Cl. PD, 6%, 4/15/30                                           5,537,241     5,700,031
Series 2392, Cl. PV, 6%, 12/15/20                                          9,952,000    10,425,668
Series 2410, Cl. NE, 6.50%, 9/15/30                                        3,164,853     3,231,695
Series 2423, Cl. PD, 6.50%, 11/15/30                                       3,198,538     3,220,067
Series 2466, Cl. PD, 6.50%, 4/15/30                                        2,750,817     2,789,201
Series 2491, Cl. PE, 6%, 12/15/27                                            176,077       176,025
Series 2498, Cl. PC, 5.50%, 10/15/14                                         888,882       903,177
Series 2500, Cl. FD, 2.10%, 3/15/32 1                                      2,342,617     2,354,026
Series 2526, Cl. FE, 2%, 6/15/29 1                                         2,849,072     2,866,402
Series 2551, Cl. FD, 2%, 1/15/33 1                                         2,341,577     2,351,478
Series 2551, Cl. TA, 4.50%, 2/15/18                                        3,312,282     3,316,862
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 192, Cl. IO, 7.027%, 2/1/28 5                                       1,147,162       211,148
Series 195, Cl. IO, 0.389%, 4/1/28 5                                      16,184,290     3,335,445
Series 200, Cl. IO, 6.143%, 1/1/29 5                                       1,384,204       256,249
Series 205, Cl. IO, 2.378%, 9/1/29 5                                       8,024,152     1,509,415
Series 206, Cl. IO, (22.736)%, 12/1/29 5                                   2,392,697       439,171
Series 2074, Cl. S, 17.846%, 7/17/28 5                                     1,428,210       184,620


                     21 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           PRINCIPAL          VALUE
                                                                              AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security: Continued
Series 2079, Cl. S, 16.432%, 7/17/28 5                                  $  2,207,186   $    287,015
Series 2526, Cl. SE, 28.728%, 6/15/29 5                                    3,773,437        349,965
Series 2819, Cl. S, 24.468%, 6/15/34 5                                    35,369,892      3,298,051
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security:
Series 217, Cl. PO, 7.896%, 1/1/32 6                                       1,402,218      1,216,630
Series 2819, Cl. PO, 10.731%, 6/15/34 6                                    5,052,842      4,460,694
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Structured Pass-Through Securities,
Collateralized Mtg. Obligations, Series T-42, Cl. A2, 5.50%, 2/25/42           7,576          7,580
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp./Government National Mortgage
Assn., Gtd. Multiclass Mtg. Participation Certificates,
Series 28, Cl. PG, 6.875%, 2/25/23                                         5,712,000      5,805,748
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 9/1/19 4                                                           25,649,000     25,632,969
5.50%, 7/1/33-3/1/34                                                      32,639,305     33,238,793
5.50%, 9/1/19-9/1/34 4                                                   161,812,000    165,758,485
6%, 10/1/34 4                                                             60,167,000     62,103,655
6.50%, 11/1/28-10/1/30                                                     2,857,367      3,014,728
6.50%, 9/30/34 4                                                          84,985,000     89,234,250
7%, 8/1/29-8/1/34                                                         52,604,415     56,068,947
7%, 7/1/34-10/1/34 4                                                     143,405,408    152,148,975
7.50%, 2/1/27                                                              2,562,023      2,760,432
8%, 12/1/22                                                                  120,383        131,650
8.50%, 7/1/32                                                                613,614        666,001
11%, 7/1/16                                                                  104,661        118,398
11.50%, 11/1/15-11/17/20                                                     647,628        740,046
13%, 11/1/12                                                                  11,048         12,287
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor, Trust, Commercial Mtg.
Obligations, Trust 2001-T6, Cl. B, 6.088%, 5/25/11                        10,000,000     10,982,012
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                                            311,763        324,613
Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                         44,867         44,826
Trust 1998-63, Cl. PG, 6%, 3/25/27                                         1,635,258      1,649,019
Trust 2001-50, Cl. LD, 6.50%,5/25/30                                       2,452,146      2,485,625
Trust 2001-50, Cl. NE, 6%, 8/25/30                                         3,044,745      3,084,207
Trust 2001-70, Cl. LR, 6%, 9/25/30                                         2,840,549      2,926,008
Trust 2001-72, Cl. NH, 6%, 4/25/30                                         2,440,432      2,504,273
Trust 2001-74, Cl. PD, 6%, 5/25/30                                         1,026,755      1,050,490
Trust 2002-50, Cl. PD, 6%, 9/25/27                                         3,160,000      3,190,131
Trust 2002-52, Cl. FD, 2.115%, 9/25/32 1                                   3,111,813      3,123,206
Trust 2002-77, Cl. WF, 2%, 12/18/32 1                                      3,873,396      3,885,615
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                                      4,868,629      4,896,173
Trust 2003-81, Cl. PA, 5%, 2/25/12                                         1,927,451      1,946,843


                     22 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                        PRINCIPAL          VALUE
                                                           AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-T4, Cl. IO, (7.529)%, 7/25/41 2,5          $15,235,676   $    538,404
Trust 2002-28, Cl. SA, 19.823%, 4/25/32 5               2,112,847        225,416
Trust 2002-39, Cl. SD, 18.376%, 3/18/32 5               3,474,285        344,858
Trust 2002-48, Cl. S, 17.434%, 7/25/32 5                3,458,683        387,471
Trust 2002-52, Cl. SL, 27.34%, 9/25/32 5                2,050,249        228,882
Trust 2002-53, Cl. SK, 18.175%, 4/25/32 5               2,167,156        228,382
Trust 2002-56, Cl. SN, 20.474%, 7/25/32 5               4,726,033        549,280
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed Security:
Trust 221, Cl. 2, 1.845%, 5/1/23 5                      2,444,778        436,419
Trust 240, Cl. 2, 3.80%, 9/1/23 5                       3,483,665        716,931
Trust 324, Cl. 2, (12.647)%, 6/1/32 5                   4,836,600        961,233
Trust 2001-63, Cl. SD, 33.771%, 12/18/31 5              3,037,962        360,040
Trust 2001-68, Cl. SC, 27.019%, 11/25/31 5              2,277,433        266,928
Trust 2001-81, Cl. S, 27.645%, 1/25/32 4,5              2,695,650        285,961
Trust 2002-9, Cl. MS, 26.164%, 3/25/32 5                3,923,535        444,939
Trust 2002-52, Cl. SD, 17.754%, 9/25/32 5               3,111,813        310,651
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 272, 7.569%, 7/1/26 6                   4,425,923      3,864,146
                                                                    ------------
                                                                     868,680,571
--------------------------------------------------------------------------------
GNMA/GUARANTEED--0.8%
Government National Mortgage Assn.:
3.375%, 4/20/17                                            69,270         69,519
6.50%, 11/15/23-12/15/23                                  240,502        255,757
7%, 1/15/28-1/20/30                                     1,999,278      2,139,039
7.25%, 12/15/05                                               480            486
7.50%, 10/15/06-11/15/26                                1,763,459      1,909,366
8%, 3/15/05-8/15/28                                       643,901        704,328
8.25%, 4/15/08                                             13,588         14,488
8.50%, 1/15/06-12/15/17                                 1,264,743      1,395,197
9%, 9/15/08-5/15/09                                        41,493         44,945
9.50%, 7/15/18-12/15/19                                    68,430         77,360
10%, 8/15/17-8/15/19                                      179,898        203,706
10.50%, 2/15/13-5/15/21                                   753,193        856,116
11%, 10/20/19-7/20/20                                     535,622        610,333
11.50%, 2/15/13                                            15,535         17,656
12%, 12/15/12-3/15/14                                       7,246          8,367
12.50%, 1/15/14-11/15/14                                  140,446        162,565
13%, 4/15/11-12/15/14                                      20,911         23,763
13.50%, 5/15/11-1/15/13                                    17,990         21,061
14%, 6/15/11                                                9,407         11,038
--------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 14.62%, 3/16/28 5                2,711,728        324,411
Series 1998-19, Cl. SB, 16.883%, 7/16/28 5              4,583,971        593,367
                                                                    ------------
                                                                       9,442,868


                     23 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                PRINCIPAL         VALUE
                                                                                   AMOUNT    SEE NOTE 1
-------------------------------------------------------------------------------------------------------
PRIVATE--9.3%
-------------------------------------------------------------------------------------------------------
COMMERCIAL--8.5%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1996-MD6, Cl. A2, 7.639%, 11/13/29 1                                  $  3,000,000   $ 3,298,480
Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                                        5,000,000     5,449,364
-------------------------------------------------------------------------------------------------------
Bank of America Mortgage Securities, Inc., Collateralized Mtg. Obligations
Pass-Through Certificates:
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                          9,390,000     9,698,109
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34                                         5,303,133     5,315,979
Series 2004-G, Cl. 2A1, 2.469%, 8/25/34                                         5,615,999     5,616,876
-------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series 1997-CTL1, 9.161%, 6/22/24 5,7               53,393,538     2,052,725
-------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 2001-SP GA, Cl. B, 6.662%, 8/13/18 2                      10,767,000    11,947,009
-------------------------------------------------------------------------------------------------------
First Union/Lehman Brothers/Bank of America, Commercial Mtg.
Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35              3,080,000     3,372,938
-------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. A3, 6.869%, 7/15/29                           2,556,670     2,769,039
-------------------------------------------------------------------------------------------------------
Heller Financial Commercial Mortgage Asset Corp., Interest-Only
Commercial Mtg. Obligations, Series 2000-PH1, Cl. X, 7.836%, 1/17/34 5        181,709,247     3,376,848
-------------------------------------------------------------------------------------------------------
J.P. Morgan Commercial Mortgage Finance Corp., Commercial Mtg.
Obligations, Series 2000-C9, Cl. A2, 7.77%, 10/15/32                           10,000,000    11,622,000
-------------------------------------------------------------------------------------------------------
Lehman Structured Securities Corp., Collateralized Mtg. Obligations,
Series 2002-GE1, Cl. A, 2.514%, 7/26/24 2                                         776,246       741,315
-------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30                           3,480,000     3,833,531
-------------------------------------------------------------------------------------------------------
PNC Mortgage Acceptance Corp., Commercial Mtg. Obligations,
Series 2001-C1, Cl. A2, 6.36%, 3/12/34                                         10,000,000    11,098,841
-------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15 7                 8,181,000     9,511,200
-------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations
Interest-Only Pass-Through Certificates, Series 2002-AL1, Cl. AIO,
10.115%, 3/25/33 5                                                             25,040,110     3,154,936
-------------------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust, Automobile Receivable Obligations,
Series 2004-B, Cl. A2, 2.40%, 1/20/06 4                                         3,460,000     3,460,335
                                                                                            -----------
                                                                                             96,319,525
-------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.8%
Salomon Smith Barney RV Trust, Recreational Vehicles Mtg. Obligations,
Series 2001-1, Cl. B, 6.64%, 4/15/18                                            2,500,000     2,602,914
-------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations
Pass-Through Certificates, Series 2002-AL1, Cl. B2, 3.45%, 2/25/32              4,385,783     3,981,030
-------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security,
Series 1995-2B, Cl. 2IO, (17.851)%, 6/15/25 5                                  19,311,929       465,006


                     24 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                        PRINCIPAL          VALUE
                                                           AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
RESIDENTIAL Continued
Washington Mutual Mortgage Loan Trust,
Collateralized Mtg. Obligations,
Series 2000-1, Cl. M3, 3.365%, 1/25/40 1              $ 1,829,088   $  1,842,591
                                                                    ------------
                                                                       8,891,541
                                                                    ------------
Total Mortgage-Backed Obligations
(Cost $968,831,949)                                                  983,334,505

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--58.7%
--------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds, Series S906,
3.50%,  8/15/06 8                                      20,000,000     20,333,320
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
4.50%, 1/15/14                                         24,000,000     23,908,248
4.875%, 3/15/07                                        30,500,000     32,032,229
5.50%, 7/15/06                                         77,005,000     81,202,389
6.625%, 9/15/09                                        39,020,000     44,174,191
6.875%, 9/15/10                                        10,100,000     11,659,339
--------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
1.80%, 5/27/05                                         10,000,000      9,982,200
2.68%, 9/28/05                                         11,330,000     11,335,438
3.01%, 6/2/06                                          11,400,000     11,453,192
3.125%, 7/15/06                                         8,820,000      8,912,822
4.25%, 7/15/07                                         52,770,000     54,651,303
6.375%, 6/15/09                                        29,200,000     32,633,745
7.25%, 1/15/10                                         41,900,000     48,754,798
7.25%, 5/15/30 8                                        8,655,000     10,830,105
--------------------------------------------------------------------------------
Resolution Funding Corp. Federal Book Entry
Principal Strips, 6.28%, 1/15/21 9                     18,500,000      7,825,852
--------------------------------------------------------------------------------
Tennessee Valley Authority Bonds, 5.375%, 11/13/08     16,600,000     17,802,205
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31                                         7,408,000      7,889,527
6.875%, 8/15/25                                        15,740,000     19,651,642
9.25%, 2/15/16                                         39,850,000     57,374,675
11.25%, 2/15/15                                         1,450,000      2,310,259
STRIPS, 4.90%, 2/15/16 9                               24,460,000     14,430,373
--------------------------------------------------------------------------------
U.S. Treasury Nts.:
1.50%, 3/31/06                                         15,500,000     15,334,104
1.75%, 12/31/05                                         5,600,000      5,584,253
2.75%, 7/31/06-8/15/07                                 80,446,000     80,905,264
3.625%, 7/15/09                                        17,400,000     17,653,535
4.25%, 8/15/14                                          5,550,000      5,607,237
--------------------------------------------------------------------------------
United States (Government of) Gtd. Israel Aid
Bonds, 5.50%, 12/4/23                                  13,050,000     13,458,760
                                                                    ------------
Total U.S. Government Obligations                                    667,691,005
(Cost $651,880,297)


                     25 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                 PRINCIPAL            VALUE
                                                                                    AMOUNT       SEE NOTE 1
------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.5%
------------------------------------------------------------------------------------------------------------
Undivided interest of 4.02% in joint repurchase agreement (Principal Amount/
Value $695,366,000, with a maturity value of $695,396,133) with UBS Warburg
LLC, 1.56%, dated 8/31/04, to be repurchased at $27,965,212 on 9/1/04, collateralized by Federal National Mortgage Assn., 5%, 3/1/34, with a
value of $710,873,503 (Cost $27,964,000)                                       $27,964,000   $   27,964,000
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,737,159,889)                                    154.7%   1,758,654,731
------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                (54.7)    (621,624,257)
                                                                               -----------------------------
NET ASSETS                                                                           100.0%  $1,137,030,474
                                                                               =============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid security. See Note 7 of Notes to Financial Statements.

3. Issue is in default. See Note 1 of Notes to Financial Statements.

4. When-issued security or forward commitment to be delivered and settled after August 31, 2004. See Note 1 of Notes to Financial Statements.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $26,124,167 or 2.30% of the Fund's net assets as of August 31, 2004.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $9,541,470 or 0.84% of the Fund's net assets as of August 31, 2004.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,563,925 or 1.02% of the Fund's net assets as of August 31, 2004.

8. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $8,289,892. See Note 5 of Notes to Financial Statements.

9. Zero coupon bond reflects effective yield on the date of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     26 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------
Investments, at value (including securities loaned of approximately
$183,207,000) (cost $1,737,159,889)--see accompanying statement of investments     $1,758,654,731
--------------------------------------------------------------------------------------------------
Cash                                                                                      553,575
--------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                      186,028,093
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $203,017,502 sold on a when-issued basis
or forward commitment)                                                                203,026,260
Interest and principal paydowns                                                         7,704,590
Shares of beneficial interest sold                                                      1,371,701
Other                                                                                      30,032
                                                                                   ---------------
Total assets                                                                        2,157,368,982

--------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                            186,028,093
--------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                   5,236
--------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $829,180,730 purchased on a
when-issued basis or forward commitment)                                              829,401,372
Shares of beneficial interest redeemed                                                  3,120,245
Dividends                                                                                 507,220
Distribution and service plan fees                                                        470,502
Transfer and shareholder servicing agent fees                                             230,042
Trustees' compensation                                                                    212,574
Futures margins                                                                           168,183
Shareholder communications                                                                143,486
Other                                                                                      51,555
                                                                                   ---------------
Total liabilities                                                                   1,020,338,508

--------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $1,137,030,474
                                                                                   ===============

--------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                         $      114,973
--------------------------------------------------------------------------------------------------
Additional paid-in capital                                                          1,118,398,709
--------------------------------------------------------------------------------------------------
Accumulated net investment income                                                       4,609,263
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                           (7,034,885)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                             20,942,414
                                                                                   ---------------
NET ASSETS                                                                         $1,137,030,474
                                                                                   ===============


                     27 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $702,064,220 and
70,955,073 shares of beneficial interest outstanding)                                             $ 9.89
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)   $10.38
--------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $261,064,763 and 26,418,871 shares of
beneficial interest outstanding)                                                                  $ 9.88
--------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $137,480,429 and 13,917,049 shares of
beneficial interest outstanding)                                                                  $ 9.88
--------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,067,001 and 3,443,516 shares of beneficial
interest outstanding)                                                                             $ 9.89
--------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$2,354,061 and 237,991 shares of beneficial interest outstanding)                                 $ 9.89

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     28 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                            $44,201,458
--------------------------------------------------------------------------------
Fee income                                                           14,905,880
--------------------------------------------------------------------------------
Portfolio lending fees                                                   85,352
                                                                    ------------
Total investment income                                              59,192,690

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       7,054,719
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               1,805,000
Class B                                                               3,023,913
Class C                                                               1,571,470
Class N                                                                 145,036
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               1,671,009
Class B                                                                 746,162
Class C                                                                 326,409
Class N                                                                 145,134
Class Y                                                                      83
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 114,993
Class B                                                                  92,399
Class C                                                                  29,779
Class N                                                                   3,045
--------------------------------------------------------------------------------
Custodian fees and expenses                                              71,300
--------------------------------------------------------------------------------
Trustees' compensation                                                   69,207
--------------------------------------------------------------------------------
Other                                                                    21,660
                                                                    ------------
Total expenses                                                       16,891,318
Less reduction to custodian expenses                                     (7,527)
Less payments and waivers of expenses                                (1,087,726)
                                                                    ------------
Net expenses                                                         15,796,065

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                43,396,625


                     29 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                        $ 16,191,675
Closing of futures contracts                                        (18,387,677)
Swap contracts                                                         (280,583)
                                                                   -------------
Net realized loss                                                    (2,476,585)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                          20,643,706
Futures contracts                                                     1,202,384
Swap contracts                                                           (5,236)
                                                                   -------------
Net change in unrealized appreciation (depreciation)                 21,840,854

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 62,760,894
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     30 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                  2004             2003
---------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income                                        $   43,396,625   $   40,086,292
---------------------------------------------------------------------------------------------
Net realized gain (loss)                                         (2,476,585)      26,945,068
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             21,840,854      (42,141,295)
                                                             --------------------------------
Net increase in net assets resulting from operations             62,760,894       24,890,065

---------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                         (28,399,993)     (25,847,338)
Class B                                                          (9,096,106)      (8,971,265)
Class C                                                          (4,777,984)      (4,631,361)
Class N                                                          (1,022,931)        (530,810)
Class Y                                                             (99,858)        (105,183)

---------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                          (1,491,853)      (1,948,171)
Class B                                                            (633,564)        (936,453)
Class C                                                            (319,195)        (466,417)
Class N                                                             (56,550)         (45,634)
Class Y                                                              (4,531)          (6,797)

---------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                        (138,310,756)     (12,386,022)
Class B                                                        (114,089,516)     (17,645,395)
Class C                                                         (57,216,063)     (10,392,807)
Class N                                                           7,724,093       12,896,822
Class Y                                                            (274,825)        (224,999)

---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
Total decrease                                                 (285,308,738)     (46,351,765)
---------------------------------------------------------------------------------------------
Beginning of period                                           1,422,339,212    1,468,690,977
                                                             --------------------------------
End of period (including accumulated net investment income
of $4,609,263 and $3,381,556, respectively)                  $1,137,030,474   $1,422,339,212
                                                             ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     31 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED AUGUST 31,                       2004         2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   9.76     $   9.88    $   9.52    $   9.19    $   9.15
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .38          .28         .54         .51         .58
Net realized and unrealized gain (loss)                .14         (.10)        .36         .36         .04
                                                  -----------------------------------------------------------
Total from investment operations                       .52          .18         .90         .87         .62
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.37)        (.28)       (.54)       (.54)       (.57)
Distributions from net realized gain                  (.02)        (.02)         --          --          --
Tax return of capital distribution                      --           --          --          --        (.01)
                                                  -----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.39)        (.30)       (.54)       (.54)       (.58)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   9.89     $   9.76    $   9.88    $   9.52    $   9.19
                                                  ===========================================================

-------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                    5.47%        1.85%       9.75%       9.75%       7.03%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $702,064     $830,310    $853,671    $599,659    $559,194
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $746,658     $906,353    $679,657    $580,177    $542,931
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 3.80%        2.85%       5.57%       5.46%       6.37%
Total expenses                                        1.06%        1.01%       1.06%       0.91%       1.12%
Expenses after payments and waivers
and reduction to custodian expenses                   0.98%         N/A 3       N/A 3       N/A 3       N/A 3
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 84% 4        72%        121%        215%        181%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The Portfolio Turnover excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,578,633,006 and $5,998,603,295, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     32 | OPPENHEIMER U.S. GOVERNMENT TRUST

CLASS B   YEAR ENDED AUGUST 31,                       2004         2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   9.75     $   9.87   $   9.51   $   9.18   $   9.14
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .31          .21        .46        .45        .51
Net realized and unrealized gain (loss)                .14         (.10)       .36        .35        .04
                                                  --------------------------------------------------------
Total from investment operations                       .45          .11        .82        .80        .55
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.30)        (.21)      (.46)      (.47)      (.50)
Distributions from net realized gain                  (.02)        (.02)        --         --         --
Tax return of capital distribution                      --           --         --         --       (.01)
                                                  --------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.32)        (.23)      (.46)      (.47)      (.51)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   9.88     $   9.75   $   9.87   $   9.51   $   9.18
                                                  ========================================================

----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                    4.67%        1.07%      8.93%      8.92%      6.22%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $261,065     $370,984   $393,355   $204,576   $140,512
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $301,926     $431,102   $266,559   $169,440   $151,770
----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 3.01%        2.08%      4.74%      4.67%      5.60%
Total expenses                                        1.86%        1.78%      1.82%      1.67%      1.87%
Expenses after payments and waivers
and reduction to custodian expenses                   1.76%         N/A 3      N/A 3      N/A 3      N/A 3
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 84% 4        72%       121%       215%       181%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The Portfolio Turnover excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,578,633,006 and $5,998,603,295, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     33 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C   YEAR ENDED AUGUST 31,                       2004         2003       2002       2001      2000
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   9.75     $   9.87   $   9.50   $   9.18   $  9.14
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .31          .21        .46        .45       .51
Net realized and unrealized gain (loss)                .14         (.10)       .37        .34       .04
                                                  -------------------------------------------------------
Total from investment operations                       .45          .11        .83        .79       .55
---------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.30)        (.21)      (.46)      (.47)     (.50)
Distributions from net realized gain                  (.02)        (.02)        --         --        --
Tax return of capital distribution                      --           --         --         --      (.01)
                                                  -------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.32)        (.23)      (.46)      (.47)     (.51)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   9.88     $   9.75   $   9.87   $   9.50   $  9.18
                                                  =======================================================

---------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                    4.69%        1.12%      9.05%      8.81%     6.21%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $137,480     $192,496   $205,349   $124,542   $91,496
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $156,925     $216,954   $144,852   $109,060   $77,875
---------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 3.04%        2.13%      4.76%      4.69%     5.61%
Total expenses                                        1.81%        1.74%      1.81%      1.67%     1.88%
Expenses after payments and waivers
and reduction to custodian expenses                   1.74%         N/A 3      N/A 3      N/A 3     N/A 3
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 84% 4        72%       121%       215%      181%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The Portfolio Turnover excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,578,633,006 and $5,998,603,295, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     34 | OPPENHEIMER U.S. GOVERNMENT TRUST

CLASS N     YEAR ENDED AUGUST 31,                    2004      2003      2002    2001 1
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------
Net asset value, beginning of period              $  9.76   $  9.88   $  9.52     $9.45
-----------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                 .34       .24       .50       .25
Net realized and unrealized gain (loss)               .15      (.10)      .39       .07
                                                  ---------------------------------------
Total from investment operations                      .49       .14       .89       .32
-----------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.34)     (.24)     (.53)     (.25)
Distributions from net realized gain                 (.02)     (.02)       --        --
Tax return of capital distribution                     --        --        --        --
                                                  ---------------------------------------
Total dividends and/or distributions
to shareholders                                      (.36)     (.26)     (.53)     (.25)
-----------------------------------------------------------------------------------------
Net asset value, end of period                    $  9.89   $  9.76   $  9.88     $9.52
                                                  =======================================

-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   5.13%     1.45%     9.62%     3.50%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $34,067   $25,947   $13,453     $ 513
-----------------------------------------------------------------------------------------
Average net assets (in thousands)                 $29,034   $22,027   $ 6,092     $  90
-----------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                3.52%     2.41%     5.21%     5.54%
Total expenses                                       1.59%     1.52%     1.31%     0.85%
Expenses after payments and waivers
and reduction to custodian expenses                  1.29%     1.42%      N/A 4     N/A 4
-----------------------------------------------------------------------------------------
Portfolio turnover rate                                84% 5     72%      121%      215%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The Portfolio Turnover excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,578,633,006 and $5,998,603,295, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     35 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y   YEAR ENDED AUGUST 31,                     2004       2003      2002      2001     2000
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 9.76     $ 9.88    $ 9.52   $  9.19    $9.15
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .42        .33       .56       .56      .62
Net realized and unrealized gain (loss)              .14       (.10)      .36       .34      .03
                                                  ------------------------------------------------
Total from investment operations                     .56        .23       .92       .90      .65
--------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                (.41)      (.33)     (.56)     (.57)    (.61)
Distributions from net realized gain                (.02)      (.02)       --        --       --
Tax return of capital distribution                    --         --        --        --       -- 1
                                                  ------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (.43)      (.35)     (.56)     (.57)    (.61)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 9.89     $ 9.76    $ 9.88   $  9.52    $9.19
                                                  ================================================

--------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  5.88%      2.37%    10.05%    10.10%    7.39%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $2,354     $2,602    $2,861   $ 1,522    $ 333
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $2,377     $3,133    $1,933   $   464    $  27
--------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                               4.20%      3.36%     5.80%     5.83%    6.51%
Total expenses                                      0.58%      0.59%     0.83%     1.06% 4  0.83%
Expenses after payments and waivers
and reduction to custodian expenses                  N/A 5      N/A 5    0.81%     0.61%     N/A 5
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                               84% 6      72%      121%      215%     181%

1. Less than $0.005 per share.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

5. Reduction to custodian expenses less than 0.01%.

6. The Portfolio Turnover excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $5,578,633,006 and $5,998,603,295, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     36 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

     The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with


                     37 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES  Continued

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of August 31, 2004, the Fund had purchased $829,180,730 of securities on a when-issued basis or forward commitment and sold $203,017,502 securities issued on a when-issued basis or forward commitment.

     In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of August 31, 2004, securities with an aggregate market value of $1,422, representing less than 0.01% of the Fund's net assets, were in default.


                     38 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                            NET UNREALIZED
                                                              APPRECIATION
                                                          BASED ON COST OF
                                                            SECURITIES AND
UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED      OTHER INVESTMENTS
NET INVESTMENT       LONG-TERM                 LOSS     FOR FEDERAL INCOME
INCOME                    GAIN   CARRYFORWARD 1,2,3           TAX PURPOSES
--------------------------------------------------------------------------
$4,816,983            $485,245     $8,684,363                  $21,386,724

1. The Fund had $8,684,363 of straddle losses which were deferred.

2. During the fiscal year ended August 31, 2004, the Fund utilized $1,135,763 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended August 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2004. Net assets of the Fund were unaffected by the reclassifications.


                     39 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                               INCREASE TO        INCREASE TO
                               ACCUMULATED    ACCUMULATED NET
          INCREASE TO       NET INVESTMENT      REALIZED LOSS
          PAID-IN CAPITAL           INCOME   ON INVESTMENTS 4
          ---------------------------------------------------
          $1,586,843            $1,227,954         $2,814,797

4. $1,586,843, including $893,420 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                                          YEAR ENDED        YEAR ENDED
                                     AUGUST 31, 2004   AUGUST 31, 2003
          ------------------------------------------------------------
          Distributions paid from:
          Ordinary income                $45,902,565       $40,085,957
          Long-term capital gain                  --         3,403,472
                                         -----------------------------
          Total                          $45,902,565       $43,489,429
                                         =============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities          $1,737,257,506
          Federal tax cost of other investments     (349,049,172)
                                                  ---------------
          Total federal tax cost                  $1,388,208,334
                                                  ===============

          Gross unrealized appreciation           $   34,577,627
          Gross unrealized depreciation              (13,190,903)
                                                  ---------------
          Net unrealized appreciation             $   21,386,724
                                                  ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2004, the Fund's projected benefit obligations were increased by $34,206 and payments of $16,033 were made to retired trustees, resulting in an accumulated liability of $180,471 as of August 31, 2004.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund


                     40 | OPPENHEIMER U.S. GOVERNMENT TRUST
asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED AUGUST 31, 2004    YEAR ENDED AUGUST 31, 2003
                                SHARES          AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------
CLASS A
Sold                        17,673,365   $ 173,717,812    56,652,571   $ 564,246,786
Dividends and/or
distributions reinvested     2,588,082      25,461,721     2,381,759      23,695,252
Redeemed                   (34,338,514)   (337,490,289)  (60,388,778)   (600,328,060)
                           ----------------------------------------------------------
Net decrease               (14,077,067)  $(138,310,756)   (1,354,448)  $ (12,386,022)
                           ==========================================================


                     41 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                            YEAR ENDED AUGUST 31, 2004    YEAR ENDED AUGUST 31, 2003
                                SHARES          AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------
CLASS B
Sold                         4,316,726   $  42,393,552    20,228,243   $ 201,205,017
Dividends and/or
distributions reinvested       826,871       8,123,741       805,769       8,009,852
Redeemed                   (16,766,093)   (164,606,809)  (22,848,238)   (226,860,264)
                           ----------------------------------------------------------
Net decrease               (11,622,496)  $(114,089,516)   (1,814,226)  $ (17,645,395)
                           ==========================================================

-------------------------------------------------------------------------------------
CLASS C
Sold                         3,160,748   $  30,972,554    10,172,062   $ 101,135,131
Dividends and/or
distributions reinvested       448,493       4,405,051       433,362       4,305,775
Redeemed                    (9,437,217)    (92,593,668)  (11,673,080)   (115,833,713)
                           ----------------------------------------------------------
Net decrease                (5,827,976)  $ (57,216,063)   (1,067,656)  $ (10,392,807)
                           ==========================================================

-------------------------------------------------------------------------------------
CLASS N
Sold                         1,789,792   $  17,568,689     2,734,977   $  27,196,182
Dividends and/or
distributions reinvested       109,294       1,074,565        56,283         559,905
Redeemed                    (1,112,894)    (10,919,161)   (1,495,408)    (14,859,265)
                           ----------------------------------------------------------
Net increase                   786,192   $   7,724,093     1,295,852   $  12,896,822
                           ==========================================================

-------------------------------------------------------------------------------------
CLASS Y
Sold                           170,773   $   1,681,776       194,270   $   1,933,455
Dividends and/or
distributions reinvested        10,535         103,635        11,213         111,561
Redeemed                      (209,782)     (2,060,236)     (228,630)     (2,270,015)
                           ----------------------------------------------------------
Net decrease                   (28,474)  $    (274,825)      (23,147)  $    (224,999)
                           ==========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended August 31, 2004, were $306,226,105 and $341,711,895, respectively. There were purchases of $652,530,428 and sales of $938,923,739 of U.S. government and government agency obligations for the year ended August 31, 2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, 0.50% of the next $1.2 billion, and 0.475% of average annual net assets over $2.0 billion.


                     42 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2004, the Fund paid $2,874,673 to OFS for services to the Fund.

     Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at August 31, 2004 for Class B, Class C and Class N shares were $8,791,075, $2,307,293 and $514,589, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.


                     43 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-----------------------------------------------------------------------------------------------
August 31, 2004        $336,478         $20,150      $1,219,702         $24,984         $35,340

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Effective March 1, 2004, the Manager has voluntarily undertaken to limit the "Total Annual Operating Expenses" for all classes of shares so that "Total Annual Operating Expenses," as percentages of average daily net assets, will not exceed the following annual rates: 0.90% for the Class A shares; 1.65% for the Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65% for the Class Y shares. During the year ended August 31, 2004, the Manager reimbursed the Fund $576,250, $292,625, $114,322 and $43,521 for Class A, Class B, Class C and Class N shares, respectively. The Manager may terminate this voluntary expense limitation arrangement at any time without notice to shareholders.

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average daily net assets per fiscal year for all classes. During the year ended August 31, 2004, OFS waived $10,569, $5,501, $1,519 and $43,419 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.


                     44 | OPPENHEIMER U.S. GOVERNMENT TRUST

     Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2004, the Fund had outstanding futures contracts as follows:

                                                                                  UNREALIZED
                                   EXPIRATION   NUMBER OF   VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                    DATES   CONTRACTS   AUGUST 31, 2004   (DEPRECIATION)
--------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                      12/20/04         637      $ 70,906,063     $ 1,147,345
                                                                                ------------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.    9/30/04-12/30/04       1,679       356,183,406      (1,643,689)
U.S. Treasury Nts., 5 yr.            12/20/04          10         1,106,719          (3,217)
U.S. Treasury Nts., 10 yr.           12/20/04         558        62,670,375         (47,631)
                                                                                ------------
                                                                                 (1,694,537)
                                                                                ------------
                                                                                $  (547,192)
                                                                                ============

--------------------------------------------------------------------------------
6. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

     Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.


                     45 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. INTEREST RATE SWAP CONTRACTS Continued

As of August 31, 2004, the Fund had entered into the following interest rate swap agreements:

                                        FIXED RATE   FLOATING RATE
                                           PAID BY     RECEIVED BY
                                       THE FUND AT     THE FUND AT
SWAP                       NOTIONAL     AUGUST 31,      AUGUST 31,      FLOATING   TERMINATION     UNREALIZED
COUNTERPARTY                 AMOUNT           2004            2004    RATE INDEX          DATE   DEPRECIATION
-------------------------------------------------------------------------------------------------------------
Morgan Stanley                                                       Three-Month
Capital Services, Inc.   $1,000,000         1.600%          1.895%         LIBOR        4/2/06         $5,236

Index abbreviation is as follows:
LIBOR London-Interbank Offered Rate

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of August 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2004 was $14,181,687, which represents 1.25% of the Fund's net assets.

--------------------------------------------------------------------------------
8. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of August 31, 2004, the Fund had on loan securities valued at approximately $183,207,000. Cash of $186,028,093 was received as collateral for the loans, and has been invested in approved instruments.


                     46 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
9. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/trustees of certain of the Funds (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.


                     47 | OPPENHEIMER U.S. GOVERNMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER U.S. GOVERNMENT TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer U.S. Government Trust, including the statement of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 22, 2004


                     48 | OPPENHEIMER U.S. GOVERNMENT TRUST

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends and distributions of $0.0520, $0.0453, $0.0457, $0.0491 and
$0.0464 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 30, 2003, all of which was designated as ordinary income for federal income tax purposes.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                     49 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
FUND, LENGTH OF SERVICE, AGE     OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY
                                 TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                 CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW
TRUSTEES                         IS 6803 S. TUCSON WAY, CENTENNIAL, CO
                                 80112-3924. EACH TRUSTEE SERVES FOR AN
                                 INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,              Of Counsel (since June 1993) Hogan & Hartson (a
Chairman of the Board            law firm); a director (since 2002) of Danielson
of Trustees (since 2003);        Holding Corp. Formerly a director of
Trustee (since 1993)             Weyerhaeuser Corp. (1999-April 2004),
Age: 73                          Caterpillar, Inc. (1993-December 2002), ConAgra
                                 Foods (1993-2001), Texas Instruments
                                 (1993-2001) and FMC Corporation (1993-2001).
                                 Oversees 25 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                 A trustee or director of other Oppenheimer
Trustee (since 1993)             funds. Oversees 35 portfolios in the
Age: 71                          OppenheimerFunds complex.

PHILLIP A. GRIFFITHS,            A director (since 1991) of the Institute for
Trustee (since 1999)             Advanced Study, Princeton, N.J., a director
Age: 65                          (since 2001) of GSI Lumonics, a trustee (since
                                 1983) of Woodward Academy, a Senior Advisor
                                 (since 2001) of The Andrew W. Mellon
                                 Foundation. A member of: the National Academy of Sciences (since 1979), American Academy of
                                 Arts and Sciences (since 1995), American
                                 Philosophical Society (since 1996) and Council on Foreign Relations (since 2002). Formerly a director of Bankers Trust New York Corporation
                                 (1994-1999). Oversees 25 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                  Formerly a Senior Vice President and General
Trustee (since 2004)             Auditor, American Express Company (July
Age: 61                          1998-February 2003). Member of Trustees of the
                                 American Symphony Orchestra (October 1998 to present). Oversees 14 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                  Director (since January 2002) Columbia Equity
Trustee (since 2002)             Financial Corp. (privately-held financial
Age: 52                          adviser); Managing Director (since January
                                 2002) Carmona Motley, Inc. (privately-held financial adviser). Formerly a Managing
                                 Director of Carmona Motley Hoffman Inc.
                                 (privately-held financial adviser) (January
                                 1998-December 2001). Oversees 25 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,              A director (since February 1972) of Dominion
Trustee (since 1982)             Resources, Inc. (electric utility holding
Age: 77                          company); formerly a director of Prime Retail,
                                 Inc. (real estate investment trust) and
                                 Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief Executive
                                 Officer of The Conference Board, Inc.
                                 (international economic and business research) and a director of Lumbermens Mutual Casualty
                                 Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance
                                 Company. Oversees 25 portfolios in the
                                 OppenheimerFunds complex.

EDWARD V. REGAN,                 President, Baruch College, CUNY; a director of
Trustee (since 1993)             RBAsset (real estate manager); a director of
Age: 74                          OffitBank; formerly Trustee, Financial
                                 Accounting Foundation (FASB and GASB), Senior
                                 Fellow of Jerome Levy Economics Institute, Bard
                                 College, Chairman of Municipal Assistance
                                 Corporation for the City of New York, New York
                                 State Comptroller and Trustee of New York State and Local Retirement Fund. Oversees 25 investment companies in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,        Chairman (since 1993) of The Directorship
Trustee (since 1989)             Search Group, Inc. (corporate governance
Age: 72                          consulting and executive recruiting); a Life
                                 Trustee of International House (non-profit educational organization); a former trustee of The Historical Society of the Town of
                                 Greenwich. Oversees 25 portfolios in the OppenheimerFunds complex.


                     50 | OPPENHEIMER U.S. GOVERNMENT TRUST

DONALD W. SPIRO,*                Chairman Emeritus (since January 1991) of the
Vice Chairman of the             Manager. Formerly a director (January
Board of Trustees,               1969-August 1999) of the Manager. Oversees 25
Trustee (since 1985)             portfolios in the OppenheimerFunds complex.
Age: 78

                                 *Mr. Spiro is expected to retire as Trustee of the Board I Funds effective October 31, 2004.

--------------------------------------------------------------------------------
INTERESTED TRUSTEE               THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS
AND OFFICER                      TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                                 11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY
                                 SERVES FOR AN INDEFINITE TERM, UNTIL HIS
                                 RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and director
President and Trustee            (since June 2001) and President (since
(since 2001)                     September 2000) of the Manager; President and a
Age: 55                          director or trustee of other Oppenheimer funds;
                                 President and a director (since July 2001) of Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer
                                 Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since
                                 November 2001) of  Distributor, Inc. (a
                                 subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder
                                 Services, Inc. and of Shareholder Financial
                                 Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since
                                 July 2001) of OppenheimerFunds Legacy Program
                                 (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the
                                 Manager: OFI Institutional Asset Management,
                                 Inc., Centennial Asset Management Corporation,
                                 Trinity Investment Management Corporation and
                                 Tremont Capital Management, Inc. (since
                                 November 2001), HarbourView Asset Management
                                 Corporation and OFI Private Investments, Inc.
                                 (since July 2001); President (since November 1,
                                 2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                                 Executive Vice President (since February 1997) of Massachusetts Mutual Life Insurance Company
                                 (the Manager's parent company); a director
                                 (since June 1995) of DLB Acquisition
                                 Corporation (a holding company that owns the shares of Babson Capital Management LLC); a member of the Investment Company from October
                                 3, 2003 through September 30, 2006). Formerly,
                                 Chief Operating Officer (September 2000-June
                                 2001) of the Manager; President and trustee
                                 (November 1999-November 2001) of MML Series
                                 Investment Fund and MassMutual Institutional
                                 Funds (open-end investment companies); a director (September 1999-August 2000) of C.M.
                                 Life Insurance Company; President, Chief
                                 Executive Officer and director (September
                                 1999-August 2000) of MML Bay State Life
                                 Insurance Company; a director (June 1989-June
                                 1998) of Emerald Isle Bancorp and Hibernia
                                 Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 73 portfolios as Trustee/Director and 10 portfolios as Officer in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OFFICERS THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MR. MANIOUDAKIS AND MR. ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008, AND FOR MR. WIXTED AND MR. VANDEHEY, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

ANGELO MANIOUDAKIS,              Senior Vice President of the Manager (since
Vice President and               April 2002), of HarbourView Asset Management
Portfolio Manager                Corporation (since April, 2002 and of OFI
(since 2002)                     Institutional Asset Management, Inc. (since
Age: 37                          June 2002); an officer of 14 portfolios in the
                                 OppenheimerFunds complex. Formerly Executive
                                 Director and portfolio


                     51 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ANGELO MANIOUDAKIS,              manager for Miller, Anderson & Sherrerd, a
Continued                        division of Morgan Stanley Investment
                                 Management (August 1993-April 2002).

BRIAN W. WIXTED,                 Senior Vice President and Treasurer (since
Treasurer (since 1999)           March 1999) of the Manager; Treasurer of
Age: 44                          HarbourView Asset Management Corporation,
                                 Shareholder Financial Services, Inc.,
                                 Shareholder Services, Inc., Oppenheimer Real
                                 Asset Management Corporation, and Oppenheimer
                                 Partnership Holdings, Inc. (since March 1999), of OFI Private Investments, Inc. (since March
                                 2000), of OppenheimerFunds International Ltd.
                                 and OppenheimerFunds plc (since May 2000), of
                                 OFI Institutional Asset Management, Inc. (since
                                 November 2000), and of OppenheimerFunds Legacy
                                 Program (a Colorado non-profit corporation)
                                 (since June 2003); Treasurer and Chief
                                 Financial Officer (since May 2000) of OFI Trust
                                 Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March
                                 1999) of Oppenheimer Acquisition Corp. Formerly
                                 Assistant Treasurer of Centennial Asset
                                 Management Corporation (March 1999-October
                                 2003) and OppenheimerFunds Legacy Program
                                 (April 2000-June 2003); Principal and Chief
                                 Operating Officer (March 1995-March 1999) at
                                 Bankers Trust Company-Mutual Fund Services
                                 Division. An officer of 83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004)
Secretary (since 2001)           and General Counsel (since February 2002) of
Age: 56                          the Manager; General Counsel and a director
                                 (since November 2001) of the Distributor;
                                 General Counsel (since November 2001) of
                                 Centennial Asset Management Corporation; Senior
                                 Vice President and General Counsel (since
                                 November 2001) of HarbourView Asset Management
                                 Corporation; Secretary and General Counsel
                                 (since November 2001) of Oppenheimer
                                 Acquisition Corp.; Assistant Secretary and a director (since October 1997) of
                                 OppenheimerFunds International Ltd. and
                                 OppenheimerFunds plc; Vice President and a director (since November 2001) of Oppenheimer
                                 Partnership Holdings, Inc.; a director (since
                                 November 2001) of Oppenheimer Real Asset
                                 Management, Inc.; Senior Vice President,
                                 General Counsel and a director (since November
                                 2001) of Shareholder Financial Services, Inc.,
                                 Shareholder Services, Inc., OFI Private
                                 Investments, Inc. and OFI Trust Company; Vice
                                 President (since November 2001) of
                                 OppenheimerFunds Legacy Program; Senior Vice
                                 President and General Counsel (since November
                                 2001) of OFI Institutional Asset Management,
                                 Inc.; a director (since June 2003) of
                                 OppenheimerFunds (Asia) Limited. Formerly
                                 Senior Vice President (May 1985-December 2003),
                                 Acting General Counsel (November 2001-February
                                 2002) and Associate General Counsel (May
                                 1981-October 2001) of the Manager; Assistant
                                 Secretary of Shareholder Services, Inc. (May
                                 1985-November 2001), Shareholder Financial
                                 Services, Inc. (November 1989-November 2001);
                                 and OppenheimerFunds International Ltd.
                                 (October 1997-November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance
Vice President and               Officer (since March 2004) of the Manager; Vice
Chief Compliance Officer         President (since June 1983) of OppenheimerFunds
(since 2004)                     Distributor, Inc., Centennial Asset Management
Age: 53                          Corporation and Shareholder Services, Inc.
                                 Formerly (until February 2004) Vice President and Director of Internal Audit of OppenheimerFunds, Inc. An officer of 83 portfolios in the Oppenheimer funds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1.800.525.7048.


                     52 | OPPENHEIMER U.S. GOVERNMENT TRUST

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the registrant has determined that Edward V. Regan, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Regan as the Audit Committee's financial expert. Mr. Regan is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $30,000 in fiscal 2004 and $25,000 in fiscal 2003.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $39,500 in fiscal 2004 and no such fees in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $6,000 in fiscal 2004 and $5,000 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $400 in fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include consultations regarding the registrant's retirement plan with respect to its directors.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $45,500 in fiscal 2004 and $5,400 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         At a meeting of the Board of Trustees of the registrant held on February 18, 2004, the Board adopted (1) a policy that, should the Board determine that a vacancy exists or is likely to exist on the Board, the Governance Committee of the Board, which is comprised entirely of independent trustees, shall consider any candidates for Board membership recommended by the registrant's security holders and (2) a policy that security holders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street - 11th Floor, New York, NY 10281-1008, to the attention of the Chair of the Governance Committee. Prior to February 18, 2004, the Board did not have a formalized policy with respect to consideration of security holder nominees or a procedure by which security holders may make their submissions. In addition to security holder nominees, the Governance Committee may also consider nominees recommended by independent Board members or recommended by any other Board members and is authorized under its Charter, upon Board approval, to retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also obtain legal, financial, or other external counsel that may be necessary or desirable in the screening process.

ITEM 10.  CONTROLS AND PROCEDURES

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of August 31, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

         (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

         (A)  EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS
              EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

         (B)  EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)